INTANGIBLE ASSETS, NET - Schedule of estimated amortization expense (Details) $ in Thousands	Jun. 30, 2024 USD ($)
INTANGIBLE ASSETS, NET
2024 remaining	$ 615
2025	721
2026	15
2027	15
2028	15
2029 and thereafter	36
Total	$ 1,417